                                                                EXHIBIT 10.39

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 11-K


(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


For the fiscal year ended December 31, 1993

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


For the transition period from _______________________ to ____________________
Commission file number 1-9021



                    WACHOVIA CORPORATION RETIREMENT SAVINGS
                            AND PROFIT-SHARING PLAN

                             301 North Main Street
                      Winston-Salem, North Carolina  27150


                      ____________________________________



                              WACHOVIA CORPORATION

          301 North Main Street, Winston-Salem, North Carolina  27150
              191 Peachtree Street, N.E., Atlanta, Georgia  30303

FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

Filed as a part of this report on Form 11-K are the audited financial statements of the plan which include the Statement of Net Assets Available for Plan Benefits as of December 31, 1993 and 1992, and Statement of Changes in Net Assets Available for Plan Benefits for the years ended December 31, 1993 and 1992.

(b)      Exhibit

         (1)     Consent of Independent Auditors

                                   SIGNATURES




The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               WACHOVIA CORPORATION
                                               RETIREMENT SAVINGS AND PROFIT-
                                               SHARING PLAN
                                               -----------------------------
                                                     (Name of Plan)





                                               By: /s/ Robert S. McCoy, Jr.
                                                   -------------------------
                                                       Robert S. McCoy, Jr.



                                               Its: Plan Administrator


Dated:  June 27, 1994

                             Financial Statements
                          and Supplemental Schedule

                            RETIREMENT SAVINGS AND
                            PROFIT-SHARING PLAN OF
                             WACHOVIA CORPORATION

                    Years ended December 31, 1993 and 1992
                     with Report of Independent Auditors

      Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

                             Financial Statements
                          and Supplemental Schedules


                    Years ended December 31, 1993 and 1992






                                   CONTENTS


Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Audited Financial Statements

Statements of Net Assets Available for Plan Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Statements of Changes in Net Assets Available for Plan Benefits . . . . . . . . . . . . . . . . . . . . . 5
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8


Supplemental Schedule

Transactions or Series of Transactions in Excess of
   5% of the Current Value of Plan Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

                         Report of Independent Auditors


Board of Directors
Wachovia Corporation

We have audited the accompanying statements of net assets available for plan benefits of the Retirement Savings and Profit-Sharing Plan of Wachovia Corporation (the Plan) as of December 31, 1993 and 1992, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the net assets available for plan benefits of the Plan at December 31, 1993 and 1992, and the changes in its net assets available for plan benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment at December 31, 1993 and transactions or series of transactions in excess of 5% of the current value of plan assets for the year then ended, are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in our audit of the 1993 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1993 financial statements taken as a whole.

                                                /s/ Ernst & Young

Winston-Salem, North Carolina
June 3, 1994

      Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

              Statement of Net Assets Available for Plan Benefits

                               December 31, 1993



                                             SHORT-TERM        LONG-TERM             STOCK             BALANCED
                                                FUND              FUND                FUND               FUND
                                            -----------       -----------         ------------       -------------

ASSETS
Investments at fair value:
  Wachovia Corporation common stock
   (3,922,736 shares; cost - $67,647,486)                                        $131,411,656
   Authorized demand notes                                    $   310,920
   Wachovia Short-Term Investment Fund
    (4,052,166 units; cost - $4,052,166)    $   712,967                             2,589,970        $    407,297
   Biltmore Funds:
    Biltmore Short-Term Fixed Income Fund
      (7,927,780 units; cost - $79,258,240)  78,485,219
    Biltmore Fixed Income Fund
      (3,969,741 units; cost - $39,700,509)                    39,379,827
    Biltmore Balanced Fund
      (2,841,821 units; cost - $28,484,491)                                                            29,356,009
    Biltmore Equity Index Fund
      (2,417,487 units; cost - $24,235,811)
                                            -----------       -----------        ------------        ------------

                                             79,198,186        39,690,747         134,001,626          29,763,306

Participant loans
Contributions receivable                      1,956,995         1,015,069           9,662,367           1,085,937
Accrued income                                    1,394               709              11,204                 617
                                            -----------       -----------        ------------        ------------

Total assets                                 81,156,575        40,706,525         143,675,197          30,849,860

LIABILITIES
Employee withdrawals                         (1,534,883)          (46,997)         (3,258,104)            (41,538)
Forfeiture accrual                              (76,644)          (36,138)           (111,559)            (35,013)
Interfund transfers                             (37,623)         (107,804)            (43,916)            257,747
                                            -----------       -----------        ------------        ------------

Total liabilities                            (1,649,150)         (190,939)         (3,413,579)            181,196
                                            -----------       -----------        ------------        ------------

Net assets available for plan benefits      $79,507,425       $40,515,586        $140,261,618        $ 31,031,056
                                            ===========       ===========        ============        ============


                                            STOCK INDEX          LOAN
                                                FUND             FUND               TOTAL
                                            -----------       -----------        ------------
ASSETS
Investments at fair value:
  Wachovia Corporation common stock
   (3,922,736 shares; cost - $67,647,486)                                        $131,411,656
   Authorized demand notes                                                            310,920
   Wachovia Short-Term Investment Fund
    (4,052,166 units; cost - $4,052,166)    $   341,932                             4,052,166
   Biltmore Funds:
    Biltmore Short-Term Fixed Income Fund
      (7,927,780 units; cost - $79,258,240)                                        78,485,219
    Biltmore Fixed Income Fund
      (3,969,741 units; cost - $39,700,509)                                        39,379,827
    Biltmore Balanced Fund
      (2,841,821 units; cost - $28,484,491)                                        29,356,009
    Biltmore Equity Index Fund
      (2,417,487 units; cost - $24,235,811)  25,407,793                            25,407,793
                                            -----------       -----------        ------------
                                             25,749,725                           308,403,590

Participant loans                                             $10,130,807          10,130,807
Contributions receivable                        942,153                            14,662,521
Accrued income                                      412                                14,336
                                            -----------       -----------        ------------
Total assets                                 26,692,290        10,130,807         333,211,254

LIABILITIES
Employee withdrawals                           (137,825)                           (5,019,347)
Forfeiture accrual                              (30,324)                             (289,678)
Interfund transfers                             (68,404)
                                            -----------       -----------        ------------
Total liabilities                              (236,553)                           (5,309,025)
                                            -----------       -----------        ------------
Net assets available for plan benefits      $26,455,737       $10,130,807        $327,902,229
                                            ===========       ===========        ============
See accompanying notes to financial statements.

       Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

              Statement of Net Assets Available for Plan Benefits

                               December 31, 1992




                                       SHORT-TERM               LONG-TERM               STOCK               LOAN
                                         FUND                     FUND                  FUND                FUND         TOTAL
                                     ------------              ------------          -----------         ----------  ------------
ASSETS
Investments at fair value:
  Wachovia Corporation
    common stock (1,060,347
    shares; cost - $28,493,159)                                                      $ 71,686,183                    $ 71,686,183
  Authorized demand notes            $    197,750                                                                         197,750
  Common Trust Funds:
    Wachovia Short-Term
      Bond Fund (606,057
       units; cost - $97,353,966)      97,535,177                                                                      97,535,177
    Wachovia Short-Term
      Investment Fund (5,537,795
      units; cost - $5,537,795)         4,644,041               $   652,232               241,522                       5,537,795
    Wachovia Fixed Income Fund
      (117,238 units; cost - $40,237,506)                        44,082,191                                            44,082,191
                                     ------------               -----------          ------------        ----------  ------------
                                      102,376,968                44,734,423            71,927,705                     219,039,096

Cash and cash equivalents                      19                                                                              19
Participant loans                                                                                        $3,853,641     3,853,641
Contributions receivable                2,732,669                 1,093,230             2,066,424                       5,892,323
Accrued income                          1,613,242                     2,004                 1,242                       1,616,488
                                     ------------               -----------          ------------        ----------  ------------
Total assets                          106,722,898                45,829,657            73,995,371         3,853,641   230,401,567


LIABILITIES
Employee withdrawals                   (1,665,170)                 (616,064)           (1,917,009)                     (4,198,243)
Forfeiture accrual                        (83,575)                  (44,553)             (105,553)                       (233,681)
Refund to participants payable           (170,968)                  (94,437)              (97,390)                       (362,795)
Interfund transfers                       126,103                   (69,546)              (56,557)                              -
                                     ------------               -----------          ------------        ----------  ------------

Total liabilities                      (1,793,610)                 (824,600)           (2,176,509)                -    (4,794,719)
                                     ------------               -----------          ------------        ----------  ------------
Net assets available
  for plan benefits                  $104,929,288               $45,005,057          $ 71,818,862        $3,853,641  $225,606,848
                                     ============               ===========          ============        ==========  ============
See accompanying notes to financial statements.

       Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

         Statement of Changes in Net Assets Available for Plan Benefits

                         Year Ended December 31, 1993



                                                SHORT-TERM         LONG-TERM          STOCK        BALANCED
                                                   FUND              FUND              FUND          FUND
                                                -----------       -----------      -----------   -----------
ADDITIONS
Contributions:
  Employee                                       $ 5,165,135      $ 2,725,497     $  6,720,995   $ 2,825,119
  Employer                                         5,145,321        2,070,813       12,305,677     2,164,942
Interest and dividend income                       4,133,839        2,649,553        4,417,876     1,076,073
Net realized and unrealized appreciation
  (depreciation) in fair value of investments       (263,081)         961,083       (1,752,974)    1,514,698
Loan repayments
Interplan transfers                                8,417,112        1,878,007       52,549,943     4,791,871
                                                 -----------      -----------     ------------   -----------
                                                  22,598,326       10,284,953       74,241,517    12,372,703

DEDUCTIONS
Withdrawals                                      (11,696,401)      (4,433,835)     (17,592,016)   (2,109,131)
Fees and commissions                                (601,459)
Interfund transfers                              (35,722,329)     (10,340,589)      11,793,255    20,767,484
                                                 -----------      -----------     ------------   -----------
                                                 (48,020,189)     (14,774,424)      (5,798,761)   18,658,353

Net additions (deductions)                       (25,421,863)      (4,489,471)      68,442,756    31,031,056

Net assets available for plan benefits
  at beginning of period                         104,929,288       45,005,057       71,818,862             -
                                                 -----------      -----------     ------------   -----------

Net assets available for plan benefits
  at end of period                               $79,507,425      $40,515,586     $140,261,618   $31,031,056
                                                 ===========      ===========     ============   ===========



                                                  STOCK INDEX         LOAN
                                                     FUND             FUND           TOTAL
                                                 ------------      -----------    -----------
ADDITIONS
Contributions:
  Employee                                       $ 2,412,680                      $ 19,849,426
  Employer                                         1,879,342                        23,566,095
Interest and dividend income                         652,781      $   221,112       13,151,234
Net realized and unrealized appreciation
  (depreciation) in fair value of investments      1,502,299            5,910        1,967,935
Loan repayments                                                       147,786          147,786
Interplan transfers                               14,128,993                        81,765,926
                                                 -----------      -----------     ------------
                                                  20,576,095          374,808      140,448,402

DEDUCTIONS
Withdrawals                                       (1,714,269)          (5,910)     (37,551,562)
Fees and commissions                                                                  (601,459)
Interfund transfers                                7,593,911        5,908,268                -
                                                 -----------      -----------     ------------
                                                   5,879,642        5,902,358      (38,153,021)

Net additions (deductions)                        26,455,737        6,277,166      102,295,381

Net assets available for plan benefits
  at beginning of period                                   -        3,853,641      225,606,848
                                                 -----------      -----------     ------------

Net assets available for plan benefits           $26,455,737      $10,130,807     $327,902,229
  at end of period                               ===========      ===========     ============


See accompanying notes to financial statements.

      Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

        Statement of Changes in Net Assets Available for Plan Benefits

                         Year Ended December 31, 1992




                                      SHORT-TERM       LONG-TERM          STOCK           LOAN
                                         FUND            FUND             FUND            FUND            TOTAL
                                     ------------     ------------     ------------    -----------     ------------
ADDITIONS
Contributions:
  Employee                           $  8,937,623     $  5,084,923                                     $ 14,022,546
  Employer                              5,519,047        2,097,924     $  4,388,680                      12,005,651
Interest and dividend income            6,909,968        2,998,613        2,111,156        252,833       12,272,570
Net realized and unrealized
  appreciation (depreciation)
  in fair value of investments           (973,467)          13,850       10,576,531                       9,616,914
Loan repayments                                                                            23,564            23,564
                                     ------------     ------------     ------------    -----------     ------------
                                       20,393,171       10,195,310       17,076,367        276,397       47,941,245

DEDUCTIONS
Withdrawals                           (10,477,349)      (4,279,458)      (8,122,431)      (123,341)     (23,002,579)
Fees and commissions                     (614,748)                                                         (614,748)
Interfund transfers                    (2,351,730)         328,142          927,200      1,096,388                -
                                     ------------     ------------     ------------    -----------     ------------
                                      (13,443,827)      (3,951,316)      (7,195,231)       973,047      (23,617,327)

Net additions (deductions)              6,949,344        6,243,994        9,881,136      1,249,444       24,323,918

Net assets available for
  plan benefits at beginning
  of period                            97,979,944       38,761,063       61,937,726      2,604,197      201,282,930
                                     ------------     ------------     ------------    -----------     ------------
Net assets available for
  plan benefits at end
  of period                          $104,929,288     $ 45,005,057     $ 71,818,862    $ 3,853,641     $225,606,848
                                     ============     ============     ============    ===========     ============
See accompanying notes to financial statements.

      Retirement Savings And Profit-Sharing Plan Of Wachovia Corporation

                        Notes To Financial Statements

                               December 31, 1993





NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Marketable securities are stated at fair value. Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the Plan year; investments traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Investments in common trust funds and mutual funds are valued at market value as determined by the funds' sponsors.

RECLASSIFICATIONS: The 1992 financial statement format has been changed to conform to the 1993 presentation.

NOTE 2.  DESCRIPTION OF THE PLAN

The Retirement Savings and Profit-Sharing Plan of Wachovia Corporation (the
Plan) is a defined contribution plan which provides for pension and disability benefits. Participation in the Plan, which is voluntary, is limited to those employees who qualify as to age and length of service.

Contributions by active participants are limited to an amount equal to not less than one percent nor more than ten percent of their base compensation. The Corporation voluntarily contributes amounts equal to fifty percent of participants' contributions up to six percent of the participants' base compensation. In addition to the regular fifty percent matching contributions, the Plan provides for additional matching and special discretionary employer contributions. Additional matching employer contributions are made in accordance with a formula established annually by the Corporation's Board of Directors, conditional upon meeting certain consolidated performance goals of the Corporation, and not to exceed fifty percent of participants' contributions in any one year. Special discretionary contributions are limited to four percent of the compensation of eligible employees for the respective Plan year.

The South Carolina National Corporation Amended and Restated Savings, Thrift and Deferred Cash Plan (the SCN Plan) was amended effective January 1, 1992 to substantially conform it to the Plan. During 1993, the account balances of participants under the SCN Plan, other than certain ESOP and deductible components, were transferred to the Plan.

The following is a description of the investment funds available to the participants:

SHORT-TERM FUND: This fund invests in short-term fixed income securities through the Biltmore Short-Term Fixed Income Fund in 1993 and in a Wachovia Diversified Short-Term Bond Fund in 1992.

LONG-TERM FUND: This fund invests in corporate and government debt obligations through the Biltmore Fixed Income Fund in 1993 and the Wachovia Diversified Fixed Income Fund in 1992.

WACHOVIA CORPORATION COMMON STOCK FUND: This fund invests in common stock of Wachovia Corporation. Each participant's account is maintained on the basis of investment units which are equivalent to one share of the corporation's common stock. Investment units are assigned to each account on the basis of the average net cost of Wachovia's common stock during the month of assignment.

      Retirement Savings and Profit Sharing Plan of Wachovia Corporation

NOTE 2.  DESCRIPTION OF THE PLAN (CONTINUED)

CORPORATE BALANCED FUND: This fund invests in equity and debt securities through the Biltmore Balanced Fund in 1993 and the Wachovia Diversified Balanced Fund in 1992.

STOCK INDEX FUND: This fund invests in the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index through the Biltmore Equity Index Fund in 1993 and the Wachovia Diversified Stock Index Fund in 1992.

LOAN FUND: Employees may borrow up to 50% of their vested account balance at an annual interest rate of prime + 1%. The loan repayments are made by payroll deduction and are not to exceed five years.

The vesting period for employer contributions is based on completed months of service as follows:

                      COMPLETED MONTHS                        VESTED
                         OF SERVICE                          PERCENTAGE
                         ----------                          ----------
                     Less than    24                           0%
                                  24                          25%
                                  36                          50%
                                  48                          75%
                          60 or more                         100%

The Corporation has the right under the Plan to discontinue its contributions at any time and terminate the Plan. In the event of termination of the Plan, all employer and participant contributions shall cease and all assets shall become nonforfeitable and be distributed to the participants as provided in the Plan.

Voluntary withdrawals of current year contributions by Plan participants result in forfeiture of the related contribution by the Corporation. Termination of employment exclusive of retirement, death, or disability results in forfeiture of all non-vested contributions by the Corporation, unless the participant is re-employed within the same calendar year. Forfeitures of nonvested benefits serve to offset future contributions by the Corporation.

NOTE 3.  INVESTMENTS

The Plan's investments are held and administered by Wachovia Bank of North Carolina, N.A. as trustee.

      Retirement Savings and Profit Sharing Plan of Wachovia Corporation

NOTE 3.  INVESTMENTS (CONTINUED)

The fair value of investments that represent 5% or more of the Plan's net assets are as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                                    1993                 1992
                                                               ------------          --------------
Wachovia Corporation common stock
   (3,922,736 shares and 1,060,347 shares)                     $131,411,656          $   71,686,183
Wachovia Fixed Income Fund
   (117,238 units)                                                                       44,082,191
Wachovia Short-Term Bond Fund
   (606,057 units)                                                                       97,535,177
Biltmore Short-Term Fixed Income Fund
   (7,927,780 units)                                              78,485,219
Biltmore Fixed Income Fund
   (3,969,741 units)                                              39,379,827
Biltmore Balanced Fund
   (2,841,821 units)                                              29,356,009
Biltmore Equity Index Fund
   (2,417,487 units)                                              25,407,793


On January 22, 1993, Wachovia Corporation's board of directors approved a two-for-one common stock split, effected in the form of a stock dividend, payable on April 1, 1993 to shareholders of record on March 8, 1993. The shares of Wachovia common stock prior to the payable date presented herein have not been adjusted to reflect the stock split.

NOTE 4.  ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS

The Corporation's Board of Directors approved additional matching contributions aggregating $14,662,521 and $5,892,323 for the years ended December 31, 1993 and 1992, respectively. The additional contributions are reported as part of contributions receivable in the statements of net assets available for plan benefits for the respective years.

NOTE 5.  TRANSACTIONS WITH PARTIES-IN-INTEREST

The Plan invests in common stock of Wachovia Corporation and certain Wachovia common trust funds. The Plan received dividends of $4,375,417 and $2,097,700 on shares of Wachovia Corporation common stock during 1993 and 1992, respectively. Income received from holdings of Wachovia common trust funds during 1993 and 1992 was $3,448,475 and $3,237,700, respectively. Income received from holdings of the Biltmore funds during 1993 was $5,132,859.

Fees paid for legal, accounting, and other services rendered by parties-in-interest were based on customary and reasonable rates for such services. The Plan is reimbursed by the Corporation for fees and commissions paid. Fees paid to Wachovia Bank of North Carolina, N.A. as trustee were $601,459 and $614,748 in 1993 and 1992, respectively.

      Retirement Savings and Profit Sharing Plan of Wachovia Corporation

NOTE 5.  TRANSACTIONS WITH PARTIES-IN-INTEREST (CONTINUED)

Loans to participants were included in investments and amounted to $10,130,807 and $3,853,641 as of December 31, 1993 and 1992, respectively. In accordance with the provisions of the Plan, the interest rate, terms and collateral requirements for participant loans are determined by the Administrative Committee of the Plan.

NOTE 6.  INCOME TAX STATUS

The Internal Revenue Service has previously ruled that the Plan qualifies under section 401(a) of the Internal Revenue Code (IRC) and is, therefore, not subject to tax under present income tax law. A determination letter regarding the status of the Plan after the 1989 Plan merger is pending. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Corporation is not aware of any course of action or series of events that have occurred that might adversely affect the Plan's qualified status.

NOTE 7.  IRS FORM 5500

Amounts per the financial statements may differ from those presented on IRS Form 5500 due to the use of generally accepted accounting principles for the financial statements and the cash basis of accounting for IRS Form 5500. In addition, realized gains are calculated using the historical cost basis for investments under generally accepted accounting principles, whereas realized gains are calculated using the revalued cost basis for investments on IRS Form 5500.

                             SUPPLEMENTAL SCHEDULE

      Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

               Transactions or Series of Transactions in Excess
                   of 5% of the Current Value of Plan Assets

                         Year ended December 31, 1993



                                                NUMBER OF        UNITS OR                      HISTORICAL
  DESCRIPTION OF ASSET                        TRANSACTIONS      PAR VALUE      PROCEEDS           COST           NET GAIN
  --------------------                        ------------      ---------      ---------       ---------         --------

       CATEGORY 1

Wachovia Diversified Short-   Purchase                          17,822,082                    $ 17,822,082
   Term Investment Fund

Biltmore Short-Term
   Fixed Income Fund          Purchase                          82,052,708                      82,052,708

Wachovia Diversified          Sale                                 111,104   $ 17,822,082       17,861,079      $  (38,997)
   Short-Term Bond Fund       Sale                                 495,638     82,052,708       81,328,640         724,068

Wachovia Diversified
   Fixed Income Fund          Sale                                     398     40,092,427       35,575,064       4,517,363

Biltmore Fixed Income Fund    Purchase                           4,009,243                      40,092,427

Wachovia Diversified          Purchase                             210,760                      21,076,000
   Balanced Fund              Sale                                 254,453     26,456,682       25,813,502         643,180

Biltmore Balanced Fund        Purchase                           2,645,668                      26,456,681

Wachovia Diversified          Purchase                             111,766                      20,495,873
   Stock Index Fund           Sale                                 124,452     23,340,669       23,040,961         299,708

Biltmore Equity Index Fund    Purchase                           2,334,067                      23,340,669

       CATEGORY 3

Wachovia Diversified Short-   Purchases           423          140,093,228                     140,093,228
   Term Investment Fund       Sales               321          141,332,953    141,332,953      141,332,953               -

Biltmore Short-Term           Purchases            10            8,502,652                      85,006,544
   Fixed Income Fund          Sales                10              574,852      5,725,094        5,748,304         (23,210)

Wachovia Diversified Short-   Purchases             3               31,725                       5,139,570
   Term Bond Fund             Sales                 5              637,782    104,952,095      104,237,734         714,361

Wachovia Diversified Fixed    Purchases             2                  797                         304,553
   Income Fund                Sales                 4               17,653     46,679,167       41,549,102       5,130,065

Wachovia Corporation          Purchases            22              488,366                      25,086,341
   Common Stock               Sales                 7              131,272      5,028,192        3,693,072       1,335,120

Biltmore Fixed Income Fund    Purchases            10            4,171,560                      41,719,231
                              Sales                 5              201,860      2,015,107        2,018,721          (3,614)

       Retirement Savings and Profit-Sharing Plan of Wachovia Corporation

                Transactions or Series of Transactions in Excess
             of 5% of the Current Value of Plan Assets (continued)



                                                  NUMBER OF      UNITS OR                      HISTORICAL
  DESCRIPTION OF ASSET                          TRANSACTIONS     PAR VALUE     PROCEEDS           COST            NET GAIN
  --------------------                          ------------     ---------     ---------       ----------         --------
Wachovia Diversified          Purchases             5              254,453                     $25,469,446
   Balanced Fund              Sales                 1              254,453    $26,456,681       25,813,502        $643,179

Biltmore Balanced Fund        Purchases             7            2,841,821                      28,484,491

Wachovia Diversified          Purchases             4              124,541                      22,843,521
   Stock Index Fund           Sales                 2              124,541     23,356,743       23,057,292         299,451

Biltmore Equity Index Fund    Purchases             8            2,490,061                      24,962,719
                              Sales                 4               72,574     39,748,182       39,417,865         330,317

                                    EXHIBIT

                        Consent of Independent Auditors


We consent to the incorporation by reference in the registration statements (Form S-8: Nos. 33-34386, 33-15706, 2-99538, 33-44191, 33-44386, 33-44394,
33-54094 and 033-53325; Form S-3: Nos. 33-6280, 33-2232 and 33-59206) of
Wachovia Corporation of our report dated June 3, 1994, with respect to the financial statements and schedules of the Retirement Savings and Profit-Sharing Plan of Wachovia Corporation included in this Annual Report (Form 11-K) for the year ended December 31, 1993.



                                                   /s/ ERNST & YOUNG



Winston-Salem, North Carolina
June 27, 1994